EXHIBIT 31


   CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Derick Sinclair, President, CEO, CFO and Principal Accounting Officer of Tactical Air Defense Services, Inc., hereby certify that:


(1) I have reviewed this quarterly report of Tactical Air Defense Services, Inc.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Tactical Air Defense Services, Inc. as of, and for, the periods presented in this report;

(4) Tactical Air Defense Services, Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Tactical Air Defense Services, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Tactical Air Defense Services, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Tactical Air Defense Services, Inc.'s internal control over financial reporting that occurred during Tactical Air Defense Services, Inc.'s most recent fiscal quarter (Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Tactical Air Defense Services, Inc.'s internal control over financial reporting; and

(5) Tactical Air Defense Services, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Tactical Air Defense Services, Inc.'s auditors and the audit committee of Tactical Air Defense Services, Inc.'s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Tactical Air Defense Services, Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Tactical Air Defense Services, Inc.'s internal control over financial reporting.

Date: November 13, 2005
                                 TACTICAL AIR DEFENSE SERVICES, INC.,
                                 Registrant

                             /s/ Derick Sinclair
                                 ----------------------------------
                                 By: Derick Sinclair, President,
                                 Chief Executive Officer,
                                 Treasuer, Chief Financial
                                 Officer, Principal Accounting
                                 Officer and Director